UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  May 9, 2012

Frontier Communications Corporation
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-11001	06-0619596
(Commission File Number)	(IRS Employer Identification No.)

3 High Ridge Park, Stamford, Connecticut	06905
(Address of principal executive offices)	(Zip Code)

(203) 614-5600
(Registrant’s telephone number, including area code)

_________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

Frontier Communications Corporation held its 2012 Annual Meeting of the Stockholders on May 9, 2012 (the “Meeting”).  The number of shares of common stock present at the Meeting was 809,042,053 or 81.0% of the shares of common stock outstanding on March 13, 2012, the record date for the Meeting.  At the Meeting, the following items were submitted to a vote of stockholders.

(1)           Election of directors.  All nominees were elected pursuant to the following votes:

	Number of Votes*
Director	FOR	WITHHELD
Leroy T. Barnes, Jr.	438,527,053	22,402,107
Peter C.B. Bynoe	431,331,549	29,597,611
Jeri B. Finard	431,461,676	29,467,484
Edward Fraioli	439,024,798	21,904,362
James S. Kahan	435,684,757	25,244,403
Pamela D.A. Reeve	431,807,784	29,121,376
Howard L. Schrott	438,701,208	22,227,952
Larraine D. Segil	431,199,538	29,729,622
Mark Shapiro	437,223,994	23,705,166
Myron A. Wick III	438,214,061	22,715,099
Mary Agnes Wilderotter	432,287,776	28,641,384
__________
*  Does not include 348,112,893 broker non-votes.

(2)           Advisory proposal on executive compensation.  The matter was approved with the following vote:

Number of votes FOR                                                                399,816,065
Number of votes AGAINST                                                       53,711,888
Number of votes ABSTAINING                                                  7,401,207
Number of BROKER NON-VOTES                                          348,112,893

(3)           Stockholder proposal regarding an independent chairman.  The matter was defeated with the following vote:

Number of votes FOR                                                                192,511,614
Number of votes AGAINST                                                     262,497,442
Number of votes ABSTAINING                                                  5,920,104
Number of BROKER NON-VOTES                                          348,112,893

(4)           Stockholder proposal regarding an arbitration of stockholder suits.  The matter was defeated with the following vote:

Number of votes FOR                                                                  37,562,655
Number of votes AGAINST                                                     416,317,704
Number of votes ABSTAINING                                                  7,048,801
Number of BROKER NON-VOTES                                          348,112,893

(5)           Ratification of appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2012.  The matter was approved with the following vote:

Number of votes FOR                                                                783,862,002
Number of votes AGAINST                                                       18,867,850
Number of votes ABSTAINING                                                  6,312,201

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRONTIER COMMUNICATIONS CORPORATION

Date: May 14, 2012	By:/s/ Nancy S. Rights
Nancy S. Rights
Senior Vice President, Deputy
General Counsel and Secretary